UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 17, 2020

Date of Report (Date of earliest event reported)

GreenVision Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39136	84-3015108
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, 36th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 786-7429

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of share of Common Stock, one redeemable warrant, and one right	GRNVU	The Nasdaq Stock Market LLC
Common Stock, $0.00001 par value	GRNV	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Common Stock	GRNVW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one share of Common Stock	GRNVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 13, 2020, GreenVision Acquisition Corp. (the “Company”, “we” or “us”) received a notice from Accountable Healthcare America, Inc. (“AHA”) pursuant to the Merger Agreement and Plan of Reorganization dated as of August 26, 2020 (the “Merger Agreement”) by and among the Company, GreenVision Merger Sub, Inc., AHA and Michael Bowen as Representative of the Shareholders of AHA. In the notice, AHA informed us that the purchase of Jupiter Medical Group, Inc. (“JMG”), Primary Care Associates, Inc. (“PCA”) and Health Promoters LLC (“HP”) by AHA had been terminated by the representatives of each of JMG, PCA and HP.

Under the terms of the Merger Agreement, the termination of AHA’s purchase of JMG, PCA and HP constitutes a Material Adverse Effect, and we have the right to immediately terminate the Merger Agreement upon the occurrence of this Material Adverse Effect. However, we have decided to give AHA ten (10) days to salvage the deal with JMG, PCA and HP and cure this Material Adverse Effect.

On November 14, 2020, we sent a notice letter to AHA to request a copy of the termination notice received by AHA from JMG, PCA and HP for our review and give AHA ten (10) days to cure the Material Adverse Effect under the Merger Agreement.

In view of this Material Adverse Effect and the risk the situation cannot be cured within the ten (10) day period, we intend to resume discussions with other potential targets. We believe we should be able to conclude such discussions in a timely manner.

We have decided to withdraw the draft proxy statement for our proposed business combination with AHA from the review by the Securities and Exchange Commission (“SEC”). We intend to either resubmit the proxy statement to SEC for review if the situation is effectively cured within the ten (10) day period, or officially terminate the Merger Agreement if it is not cured within the ten (10) day period and file a new proxy statement for a proposed business combination with another target company in due course.

IMPORTANT NOTICES

Participants in the Solicitation

GreenVision Acquisition Corp. (GVAC) and Accountable Healthcare America, Inc. (AHA), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of GVAC common stock in respect of the proposed transaction described herein.

Information about GVAC’s directors and executive officers and their ownership of GVAC’s common stock and other securities is set forth in GVAC’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC and in the preliminary proxy statement, as amended, that GVAC has filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation has been included in the preliminary proxy statement, as amended, pertaining to the proposed transaction, as filed with the SEC, and will be included in the definitive proxy statement when it becomes available. These documents can be obtained free of charge from the sources indicated below.

Additional Information and Where to Find It

In connection with the transaction described herein, GVAC has filed and will file relevant materials with the SEC, including a definitive proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, GVAC will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF GVAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT GVAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GVAC, AHA, AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by CHAC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to GreenVision Acquisition Corp. One Penn Plaza, 36th Floor, New York, New York 10019.

Forward-Looking Statements

This report contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this press release regarding the proposed business combination, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed business combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the proposed transactions contemplated by the definitive agreement. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on GreenVision and AHA’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against GreenVision or AHA following the announcement of the Merger Agreement and the Business Combination; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of GreenVision or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (5) the inability to obtain the listing of the shares of common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the Business Combination; (6) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that AHA may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on the combined company’s business; and (12) other risks and uncertainties indicated from time to time in the proxy statement to be filed relating to the Business Combination, including those under “Risk Factors” therein, and in GreenVision’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that GreenVision considers immaterial or which are unknown. A further list and description of risks and uncertainties can be found in GreenVision’s Annual Report on Form 10-K for the year ended December 31, 2019 and in the preliminary proxy statement on Schedule 14A that has been filed with the SEC by GreenVision in connection with the proposed transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Any forward-looking statement made by us in this press release is based only on information currently available to GreenVision and AHA and speaks only as of the date on which it is made. GreenVision and AHA undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

A further list and description of risks and uncertainties can be found in GVAC’s Prospectus dated November 18, 2019 filed with the SEC and in the preliminary proxy statement, as amended, on Schedule 14A that has been filed, and the definitive proxy statement on Schedule 14A that will be filed, with the SEC by GVAC in connection with the proposed transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Any forward-looking statement made by us in this Current Report is based only on information currently available to GVAC and AHA and speaks only as of the date on which it is made. GVAC and AHA undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2020

GREENVISION ACQUISITION CORP.

By:	/s/ Zhigeng David Fu
Name:	Zhigeng David Fu
Title:	Chief Executive Officer